UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2023

Commission File Number and Central Index Key Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number and Central Index Key Number	Registrant and Issuing Entity, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

333-270543 000092103	SOUTHERN CALIFORNIA EDISON COMPANY (depositor and sponsor) (a California corporation) 2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (626) 302-1212 95-1240335	333-270543-01 001826571	SCE RECOVERY FUNDING LLC (a Delaware limited liability company) 2244 Walnut Grove Avenue (P.O. Box 5407) Rosemead, California 91770 (626) 302-7255 85-3002154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Entry into a Material Definitive Agreement.

On April 19, 2023, Southern California Edison Company and SCE Recovery Funding LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBC Capital Markets, LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the underwriters party thereto with respect to the purchase and sale of $775,419,000 of Senior Secured Recovery Bonds, Series 2023-A to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement (together, the “Indenture”), each to be dated as of April 27, 2023. The Senior Secured Recovery Bonds, Series 2023-A were offered pursuant to the prospectus dated April 19, 2023. In connection with the issuance of the Senior Secured Recovery Bonds, Series 2023-A, Southern California Edison Company and the Issuing Entity also expect to enter into the agreements listed below in Item 9.01, which together with the Underwriting Agreement, are annexed hereto as exhibits to this Current Report on 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement among SCE Recovery Funding LLC, Southern California Edison Company, RBC Capital Markets, LLC, Barclays Capital Inc. and Citigroup Global Markets, Inc., as representatives for the Underwriters party thereto, dated as of April 19, 2023

4.1	Indenture between SCE Recovery Funding LLC and the Indenture Trustee (including forms of the Senior Secured Recovery Bonds), to be dated as of April 27, 2023

4.2	Series Supplement between SCE Recovery Funding LLC and the Indenture Trustee, to be dated as of April 27, 2023

10.1	Recovery Property Servicing Agreement between SCE Recovery Funding LLC and Southern California Edison Company, as Servicer, to be dated as of April 27, 2023

10.2	Recovery Property Purchase and Sale Agreement between SCE Recovery Funding LLC and Southern California Edison Company, as Seller, to be dated as of April 27, 2023

10.3	Administration Agreement between SCE Recovery Funding LLC and Southern California Edison Company, as Administrator, to be dated as of April 27, 2023

10.4	Intercreditor Agreement between SCE Recovery Funding LLC, Southern California Edison Company, The Bank of New York Mellon Trust Company, N.A. and the Indenture Trustee, to be dated as of April 27, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2023	SOUTHERN CALIFORNIA EDISON COMPANY (as depositor and as servicer on behalf of behalf of the issuing entities)

/s/ Natalia Woodward
Name: Natalia Woodward
Title: Vice President and Treasurer

Date: April 21, 2023	SCE RECOVERY FUNDING LLC

/s/ Natalia Woodward
Name: Natalia Woodward
Title: Vice President, Treasurer and Manager

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